Income Taxes (Details Textual) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Income Taxes (Textual)
Net operating loss carryforwards	$ 7,500,000
Valuation allowance, percentage	100.00%
Valuation allowance	$ 1,829,000	$ 315,000
Corporate tax rate	21.00%	21.00%
Net operating loss, description	Approximately $1.4 million will expire at various dates through 2037 and approximately $6.1 million can be carried forward indefinitely.
Income tax, description	In general, an ownership change, as defined by Section 382 and 383, results from transactions increasing ownership of certain stockholders or public groups in the stock of the corporation by more than 50 percentage points over a three-year period. The Company has not completed an IRC Section 382/383 analysis.
Previous tax return term	3 years